UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 14, 2007 (Date of Report)

August 14, 2007 (Date of earliest event reported)

INTERNATIONAL PAPER COMPANY

(Exact name of registrant as specified in its charter)

NEW YORK	1-3157	13-0872805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Poplar Avenue

Memphis, Tennessee 38197

(Address and zip code of principal executive offices)

(901) 419-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This Current Report on Form 8-K is being filed to update the historical financial statements included in International Paper Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 Form 10-K”) to reflect changes to the Company’s segment reporting and a change to the direct method of accounting for planned major maintenance expenses as described below.

In connection with sales of businesses under the Company’s transformation plan and the resulting changes in the Company’s business portfolio, a review of the Company’s operating business segments was conducted during the first quarter of 2007 under the provisions of Statement of Financial Accounting Standards No. 131. While this review resulted in no changes in the Company’s reportable segments, a decision was made to include the Company’s European coated paperboard operations, previously reported in the Printing Papers segment, with other similar operations in the Consumer Packaging segment. Accordingly, the operating results of the Company’s European coated paperboard operations were reported as part of the Company’s Consumer Packaging segment in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2007 and June 30, 2007.

The Company is filing this Current Report on Form 8-K to reflect the impact of this change in segment reporting on previously issued financial statements. This will permit the Company to incorporate these financial statements by reference in future SEC filings.

This reclassification of the Company’s European coated paperboard operations from the Printing Papers segment to the Consumer Packaging segment, is set forth below in the various sections of the Company’s 2006 Form 10-K. The interim financial results (unaudited) appearing on page 76 of the attached have also been updated to show the effects of the Company’s adoption of the direct expense method of accounting for planned major maintenance expenses under FASB Staff Position No. AUG AIR-1, “Accounting for Planned Major Maintenance Activities.”

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Part II, Item 8. Financial Statements and Supplementary Data; and

•	Appendix I. 2006 Listing of Facilities.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1	Updated Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data for the years ended December 31, 2006, 2005 and 2004, Interim Financial Results and Appendix I.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY
(Registrant)

By:	/s/ Maura Abeln Smith
Name:	Maura Abeln Smith
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: August 14, 2007

EXHIBIT INDEX

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1	Updated Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data for the years ended December 31, 2006, 2005 and 2004, Interim Financial Results and Appendix I.